SUPPLEMENT TO THE PROSPECTUS

             CREDIT SUISSE INSTITUTIONAL FUND - HARBINGER PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus.

     Marian Pardo and Leo M. Bernstein (see biographies below) join Calvin E. Chung in the Credit Suisse Small/Mid-Cap Growth Team, which is now responsible for the day-to-day management of the portfolio. Robert S. Janis no longer serves as a portfolio manager of the portfolio.

     TEAM MEMBER BIOGRAPHIES

     MARIAN U. PARDO, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

     LEO M. BERNSTEIN, Director, is an analyst and portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.

The biography of the other team member is in the Prospectus.

Dated: April 20, 2004                                            CSHBG-16-0404
                                                                 2004-014